Exhibit 10.12

08.11.2021

To Whom It May Concern

Hereby Estonian Tax and Customs Board (Lõõtsa 8a, 15176 Tallinn) confirm that the following gambling licenses have been issued to Happy Hour Solutions Limited (registry code 65574148):

●	activity license no HKT000063 for organizing games of chance on www.highroller.com (including peer to peer poker) in Estonia, valid from 04.11.2020 and issued for an unspecified term.

With best regards

Kaidi Kruusement

Tax consultant

Public Service Division

Estonian Tax and Customs Board

E-mail kaidi.kruusement@emta.ee; tel. +372 676 2019

Lõõtsa 8a / 15176 Tallinn / Estonia / Phone +372 676 1002 / emta@emta.ee / www.emta.ee
Registration number 70000349